                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



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Date of Report (Date of earliest event reported):      May 7, 1998
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                              WOOLWORTH CORPORATION
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             (Exact name of registrant as specified in its charter)



      New York                     No. 1-10299                   13-3513936
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(State or other jurisdic-         (Commission               (IRS Employer
 tion of incorporation)            File Number)              Identification No.)



233 Broadway, New York, New York                                 10279-0003
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(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code: (212) 553-2000
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Item 5.  Other Events.
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         On May 7, 1998, the Registrant announced that it had signed a
definitive   merger agreement with The Sports Authority, Inc., whereby the
Registrant will acquire The Sports Authority in a tax-free exchange of shares valued at approximately $570 million, based upon the closing price of the Registrant's common stock as of May 6, 1998, plus the assumption of approximately $179 million of debt. The terms of the merger agreement provide for the holders of The Sports Authority's common stock to receive 0.8 shares of the Registrant's common stock in exchange for each of their shares. The transaction, which is subject to approval by the shareholders of The Sports Authority and to customary regulatory approvals, is expected to be completed in late summer 1998. (See Exhibit 99, which, in its entirety, is incorporated herein by reference.)


Item 7.  Financial Statements and Exhibits.
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(c)   Exhibits
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         In  accordance  with the  provisions of Item 601 of Regulation S-K, an index of exhibits is included in this Form 8-K on page 3.


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.



                                               WOOLWORTH CORPORATION
                                               ---------------------
                                                   (Registrant)


Date:  May 8, 1998                        By:  /s/ GARY M. BAHLER
                                               ------------------------------
                                               Gary M. Bahler
                                               Vice President, General
                                               Counsel and Secretary





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                              WOOLWORTH CORPORATION
                              ---------------------

                                INDEX OF EXHIBITS
                             FURNISHED IN ACCORDANCE
                             WITH THE PROVISIONS OF
                           ITEM 601 OF REGULATION S-K
                           --------------------------



Exhibit No. in Item 601
   of Regulation S-K                Description                        Page No.
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       99                           News Release Dated                    4
                                    May 7, 1998
































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